13. SUBSEQUENT EVENT	12 Months Ended
Jun. 30, 2012
Subsequent Events [Abstract]
13. SUBSEQUENT EVENT

On September 28, 2012, the Company closed on agreements with accredited investors (the “Investors”) for the sale and purchase of units consisting of an aggregate of (i) 2,777,795 shares of the Company’s common stock, and (ii) warrants to purchase an aggregate of 1,944,475 shares of common stock, at a per unit price of $0.90. Each unit consisted of one share of common stock and 70% warrant coverage. The warrants have an exercise price of $1.25 per share, subject to adjustment and a call provision if certain market price targets are reached, will expire five years from September 28, 2012, and are exercisable in whole or in part, at any time prior to expiration. Certain directors and officers participated in the offering and purchased a total aggregate amount of approximately $80,000 of units in the offering.

The Company received $2.5 million in gross proceeds from the offering. The Company retained Loewen, Ondaatje, McCutcheon USA LTD as the exclusive placement agent for the offering. In addition to the payment of certain cash fees upon closing of the offering, the Company issued a warrant to the placement agent to purchase up to 194,446 shares of common stock on substantially similar terms to the warrants issued in the offering, except that the placement agent warrant has an exercise price of $0.95 per share. The Company anticipates using the net proceeds from the offering to fund start-up costs associated with the previously-announced order for micro endoscopes as well as other recently received orders for new products in addition to working capital needs and for general corporate purposes.

In conjunction with the offering, the Company also entered into a registration rights agreement dated September 28, 2012 with the Investors, whereby it is obligated to file a registration statement with the Securities and Exchange Commission (the “SEC”) on or before thirty calendar days after September 28, 2012 to register the resale by the Investors of the 2,777,795 shares of the common stock purchased in the offering, and the 1,944,475 shares of common stock underlying the warrants purchased in the offering. If a registration statement covering the securities is not filed with the SEC prior to the 30th day filing deadline (the “Filing Deadline”), the Company will have to pay an amount equal to 1.0% of the aggregate amount invested by each Investor each month as liquidated damages, subject to certain conditions. The Company is also obligated to use all commercially reasonable efforts to have the registration statement declared effective by the SEC within 60 days after the registration statement is filed, or 90 days if the Company receives comments on the registration statement from the SEC. If there is not an effective registration statement in place by the 60th day after the Filing Deadline, or the 90th day after the Filing Deadline if the Company receives comments from the SEC, the Company will have to pay an amount equal to 1.0% of the aggregate amount invested by each Investor each month as liquidated damages, subject to certain conditions.

Pursuant to the Tax Reform Act of 1986, the utilization of net operating loss carryforwards and other tax benefits are subject to an annual limitation if a cumulative change of ownership of more than 50% occurs over a three-year period. As a result of the September 2012 private placement of the Company’s common stock, the Company believes it may have triggered significant limitations on the utilization of those tax attributes. The limitations, if triggered, would allow the use of the value of approximately $34,000 of Federal carryforward losses annually for the next twenty years, and the same amount for state purposes for 20 years.